UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):
May 14, 2008
IOMAI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-51709	52-2049149
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)
20 FIRSTFIELD ROAD
GAITHERSBURG, MD 20878
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(301) 556-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the 2008 Annual Meeting of the Stockholders of Iomai Corporation (“Iomai”) held on May 14, 2008, the stockholders of Iomai approved an amendment to Iomai’s 2005 Incentive Plan (the “Plan”) to increase the number of shares of common stock available under the Plan by 1,000,000 shares, making a total of 3,740,000 shares of common stock reserved and available for issuance.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	2005 Incentive Plan, as amended and restated as of May 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMAI CORPORATION
Date: May 15, 2008	By:	/s/ Russell P. Wilson
		Name:	Russell P. Wilson
		Title:	Chief Financial Officer